UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-2671

DWS Municipal Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	11/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

  NOVEMBER 30, 2006

Semiannual Report to Shareholders

DWS High Yield Tax Free Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Shareholder Meeting Results

Click here Investment Management Agreement Approval

Click here Account Management Resources

Click here Privacy Statements

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the Fund could suffer losses on its derivative positions. This fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. Insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund's shares. A portion of the fund's returns may be subject to federal, state and local tax and the alternative minimum tax. Finally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2006

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class A, B and C shares for the periods prior to their inception on May 1, 2000 are derived from the historical performance of Class S shares of DWS High Yield Tax Free Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/06
DWS High Yield Tax Free Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	4.48%	7.07%	5.67%	6.15%	6.06%
Class B	4.16%	6.34%	4.86%	5.32%	5.19%
Class C	4.16%	6.27%	4.87%	5.35%	5.20%
Lehman Brothers Municipal Bond Index+	4.53%	6.12%	4.69%	5.40%	5.75%
DWS High Yield Tax Free Fund	6-Month*	1-Year	3-Year	Life of Class*
Institutional Class	4.69%	7.32%	5.90%	6.01%
Lehman Brothers Municipal Bond Index+	4.53%	6.12%	4.69%	4.88%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 11/30/06	$ 13.05	$ 13.06	$ 13.06	$ 13.07
5/31/06	$ 12.78	$ 12.78	$ 12.78	$ 12.79
Distribution Information: Six Months: Income Dividends as of 11/30/06	$ .30	$ .25	$ .25	$ .31
November Income Dividend	$ .0488	$ .0407	$ .0407	$ .0515
SEC 30-day Yield++ as of 11/30/06	3.51%	2.92%	2.92%	3.92%
Tax Equivalent Yield++ as of 11/30/06	5.40%	4.49%	4.49%	6.03%
Current Annualized Distribution Rate++ as of 11/30/06	4.55%	3.79%	3.79%	4.79%
++ The SEC yield is net investment income per share earned over the month ended November 30, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.50%, 2.88% and 2.90% for Classes A, B and C, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on November 30, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. In addition, the current annualized distribution rate would have been 4.54%, 3.75% and 3.77% for Classes A, B and C, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class A Lipper Rankings — High-Yield Municipal Debt Funds Category as of 11/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	63	of	78	80
3-Year	67	of	73	91
5-Year	32	of	66	48

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS High Yield Tax Free Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/06
DWS High Yield Tax Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,225	$11,269	$12,874	$17,193
	Average annual total return	2.25%	4.06%	5.18%	5.57%
Class B	Growth of $10,000	$10,334	$11,329	$12,859	$16,588
	Average annual total return	3.34%	4.25%	5.16%	5.19%
Class C	Growth of $10,000	$10,627	$11,534	$12,974	$16,597
	Average annual total return	6.27%	4.87%	5.35%	5.20%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,612	$11,473	$13,010	$17,487
	Average annual total return	6.12%	4.69%	5.40%	5.75%
DWS High Yield Tax Free Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,073,200	$1,187,800	$1,283,700
	Average annual total return	7.32%	5.90%	6.01%
Lehman Brothers Municipal Bond Index+	Growth of $1,000,000	$1,061,200	$1,147,300	$1,224,600
	Average annual total return	6.12%	4.69%	4.88%

The growth of $10,000 and $1,000,000 are cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns as of 11/30/06
DWS High Yield Tax Free Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	4.60%	7.28%	5.82%	6.25%	6.22%
Lehman Brothers Municipal Bond Index+	4.53%	6.12%	4.69%	5.40%	5.75%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 11/30/06	$ 13.06
5/31/06	$ 12.79
Distribution Information: Six Months: Income Dividends as of 11/30/06	$ .31
November Income Dividend	$ .0514
SEC 30-day Yield++ as of 11/30/06	3.92%
Tax Equivalent Yield++ as of 11/30/06	6.03%
Current Annualized Distribution Rate++ as of 11/30/06	4.79%
++ The SEC yield is net investment income per share earned over the month ended November 30, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.87% had certain expenses not been reduced. Tax equivalent yield is based on the fund's yield and a marginal federal income rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on November 30, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. In addition, the current annualized distribution rate would have been 4.74% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — High-Yield Municipal Debt Funds Category as of 11/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	58	of	78	74
3-Year	65	of	73	88
5-Year	30	of	66	45
10-Year	6	of	37	16

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS High Yield Tax Free Fund — Class S [] Lehman Brothers Municipal Bond Index+

Yearly periods ended November 30
Comparative Results as of 11/30/06
DWS High Yield Tax Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,728	$11,849	$13,544	$18,278
	Average annual total return	7.28%	5.82%	6.25%	6.22%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,612	$11,473	$13,010	$17,487
	Average annual total return	6.12%	4.69%	5.40%	5.75%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2006 to November 30, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment (Including Interest Expense)** for the six months ended November 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/06	$ 1,044.80	$ 1,041.60	$ 1,041.60	$ 1,046.00	$ 1,046.90
Expenses Paid per $1,000*	$ 6.10	$ 9.98	$ 9.98	$ 4.98	$ 4.82
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/06	$ 1,019.10	$ 1,015.29	$ 1,015.29	$ 1,020.21	$ 1,020.36
Expenses Paid per $1,000*	$ 6.02	$ 9.85	$ 9.85	$ 4.91	$ 4.76
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS High Yield Tax Free Fund	1.19%	1.95%	1.95%	.97%	.94%
Expenses and Value of a $1,000 Investment (Excluding Interest Expense)** for the six months ended November 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/06	$ 1,044.80	$ 1,041.60	$ 1,041.60	$ 1,046.00	$ 1,046.90
Expenses Paid per $1,000*	$ 4.87	$ 8.75	$ 8.75	$ 3.74	$ 3.59
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/06	$ 1,020.31	$ 1,016.50	$ 1,016.50	$ 1,021.41	$ 1,021.56
Expenses Paid per $1,000*	$ 4.81	$ 8.64	$ 8.64	$ 3.70	$ 3.55
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS High Yield Tax Free Fund	.95%	1.71%	1.71%	.73%	.70%
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
** Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Philip G. Condon serves as lead portfolio manager of DWS High Yield Tax Free Fund. Rebecca L. Flinn is a portfolio manager. In the following interview, the DWS municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

Q: Will you describe the general market environment during the semiannual period ended November 30, 2006?

A: Municipal bonds delivered strong results over the six months. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, delivered a positive total return of 4.53% for the six months ended November 30, 2006.1 The broad taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, delivered a total return of 5.93% for the same period.2

1 The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns assume reinvestment of all distributions and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

After increasing short-term interest rates by a quarter point at 17 consecutive meetings, the US Federal Reserve Board (the Fed) held rates steady beginning in August. This left the federal funds rate — the overnight interbank lending rate and a benchmark for interest rates generally — at 5.25% at the end of November. Municipal yields fell across all maturities, with the largest declines on the long end of the curve.3 Since a bond's yield moves in the opposite direction of its price, this meant that prices of municipal bonds generally rose.

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. For much of the period supply nationally was significantly lower as compared to the same period in 2005, although as rates have fallen issuance has shown signs of strengthening. On the demand side, the municipal market has been increasingly driven by institutional investors using nontraditional strategies to benefit in a leveraged fashion from disparities between the tax-free and taxable markets. In addition, there has been strong interest from foreign buyers due to attractive features of the municipal market such as a relatively steep yield curve and low volatility compared to other available markets. The combination of lightening supply of and strong institutional demand for municipal issues contributed to their strong performance relative to many areas of the domestic taxable market.

The municipal bond yield curve flattened during the six-month period. The two-year bond yield decreased 14 basis points from 3.59% to 3.45%, while the 30-year yield fell 62 basis points to 3.91% from 4.53%, resulting in a total flattening of 48 basis points. At the end of the period, the yield curve was actually slightly inverted between two and five years, with the two-year bond yielding 3.45% versus 3.43% for the five-year. (See the following graph for municipal bond yield changes from the beginning to the end of the period.)

Municipal Bond Yield Curve (as of 5/31/06 and 11/30/06)

Source: Municipal Market Data, AAA-rated universe

This chart is not intended to represent the yield of any DWS fund.

High-yield municipal bonds slightly outperformed the broader municipal market over the semiannual period. Interest rates remain low by historical standards and investors continue to seek out higher-yielding, lower-quality investments. While the income advantage provided by below-investment-grade bonds has remained near historical lows, the search for any incremental yield helped support prices of these securities in the period. As a result, high-yield investors were able to benefit from a modest pickup in yield combined with price performance comparable to the investment grade market.4

4 The yield spread is the difference between the yield of a municipal bond security and the yield of an AAA-rated municipal credit. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive.

Q: How did DWS High Yield Tax Free Fund perform for the six-month period ended November 30, 2006?

A: DWS High Yield Tax Free Fund's Class A shares posted a return of 4.48% for the period ended November 30, 2006. Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 5 through 9 for the performance of other share classes and more complete performance information. Its benchmark, the unmanaged Lehman Brothers Municipal Bond Index, returned 4.53%, while the fund's average peer in the Lipper High Yield Municipal Debt Funds category gained 5.02%.5

Q: How was the fund positioned, and how did this positioning contribute to its performance for the semiannual period ended November 30, 2006?

A: The fund seeks to provide a high level of income exempt from regular federal income tax. For much of the period, we maintained a relatively conservative posture for the fund, meaning that we sought to avoid taking any undue credit or interest rate risk. This translated into an underweighting of both lower-quality and longer-maturity issues compared to many of the fund's peers.6

5 The Lipper High Yield Municipal Debt Funds category includes funds that invest at least 50% of their assets in lower-rated municipal debt issues. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the High Yield Municipal Debt Funds category. For the 1-, 5- and 10-year periods this category's average return was 8.39% (78 funds), 6.39% (66 funds) and 5.31% (37 funds), respectively, as of 11/30/06. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.
6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

The fund's returns were somewhat constrained by its relative underweighting of lower-quality, higher-yielding bonds, which outperformed over the period. At the end of the period, less than half of fund assets were invested in issues rated BBB or lower. The fund's exposure to airline-related issues helped performance, as spreads tightened by a full percentage point over the period. The fund also benefited from issues related to hospitals and senior living centers, as these sectors experienced refunding activity (which generally results in an improved credit profile for the affected issues) and spread tightening. We have been selectively purchasing new high-yield issues, focusing on those with the strongest fundamentals in view of the tight spreads offered.

Overall, the yield advantage provided by high-yield issues has been at historical lows, and we did not feel that we could justify any significant tilt toward lower quality given the minimal incremental reward. Spreads remained narrow over the period, reflecting a continued positive credit environment and inflows of cash into the high-yield market. We believe the fund is well positioned given the current risk/reward profile of the high-yield market.

We do not focus on trying to predict the overall level of interest rates, and we attempt to keep the fund's duration and overall interest rate sensitivity similar to that of its peers and its benchmark, the Lehman Brothers Municipal Bond Index.7 That said, we will shift the fund's relative exposure to shorter or longer maturities to reflect our view of where the best return opportunities lie. The flattening of the yield curve that has occurred has significantly reduced the income advantage provided by longer-term issues. In fact, at the end of the period, 30-year AAA-rated municipal bond yields were at their lowest levels in a generation. In this environment, we are currently emphasizing bonds with maturities in the 10- to 15-year range.

7 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

Our continued exposure to inverse floaters, instruments whose coupon rates move in the opposite direction of short-term rates, helped performance, although this position was trimmed going into the fiscal year with the increase in short-term rates. The fund's lack of exposure to the long end of the yield curve constrained performance to a degree, as the 30-year bond experienced the biggest decline in yield and corresponding price rise.

The fund has long employed hedging strategies designed to benefit from the performance of the municipal market relative to taxable bonds. As noted above, institutional investors using similar nontraditional strategies have been driving a fundamental shift in the dynamics of the municipal market. As a result, we believe the municipal yield curve has not only flattened but can be expected to remain flatter than its historical norm. In addition, as their use in hedging strategies increases, municipal returns are becoming more influenced by those of other markets. We are monitoring these trends closely and factoring them into our decisions with respect to yield curve exposure and the degree to which we use hedging strategies to maximize returns.

At the end of the period, the 10-year municipal bond was yielding nearly 80% of the comparable maturity Treasury bond before taking into account the impact of taxes, reflecting in our view a reasonably attractive valuation. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend and minimize capital gains distributions.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Portfolio Composition	11/30/06	5/31/06

Revenue Bonds	61%	63%
ETM/Prerefunded	24%	21%
General Obligation Bonds	9%	11%
Lease Obligations	6%	5%
	100%	100%
Quality	11/30/06	5/31/06

AAA	41%	38%
AA	7%	7%
A	13%	14%
BBB	19%	16%
BB	—	3%
B	—	2%
CCC	—	3%
Not Rated	20%	17%
	100%	100%
Effective Maturity	11/30/06	5/31/06

Less than 1 year	14%	10%
1-4.99 years	33%	29%
5-7.99 years	35%	40%
8-14.99 years	16%	19%
Greater than 15 years	2%	2%
	100%	100%

Weighted average effective maturity: 5.64 and 5.83 years, respectively.

Portfolio composition, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Top Five State Allocations (% of Investment Portfolio)	11/30/06	5/31/06

California	18%	18%
Texas	11%	10%
Massachusetts	8%	7%
New York	8%	9%
Pennsylvania	5%	6%

Top five state allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2006 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 93.3%
Alabama 0.8%
Camden, AL, Industrial Development Board Revenue, Weyerhaeuser, Series A, 6.125%, 12/1/2024	1,000,000	1,115,100
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	3,700,000	3,981,866
Sylacauga, AL, Health Care Authority Revenue, Coosa Valley Medical Center, Series A, 6.0%, 8/1/2035	2,000,000	2,090,480
		7,187,446
Alaska 0.3%
Anchorage, AK, State General Obligation, 5.5%, 7/1/2018 (a)	2,680,000	2,943,337
Arizona 0.5%
Apache County, AZ, Industrial Development Authority Revenue, Tucson Electric Power, Springerville, 3.52%*, 12/1/2020, Credit Suisse First Boston (b)	800,000	800,000
Arizona, Water & Sewer Revenue, Water Infrastructure Finance Authority, Series A, Prerefunded, 5.375%, 10/1/2013	3,625,000	3,918,951
		4,718,951
California 16.4%
California, Electric Revenue, Department of Water Resources and Power Supply, Series A, 5.875%, 5/1/2016	4,500,000	5,078,385
California, Multi-Family Housing Revenue, Communities Development Authority Revenue, East Valley Tourist, Series A, 9.25%, 10/1/2020	4,000,000	4,422,680
California, Public Works Board, Lease Revenue, Department of Mental Health, Series A, 5.5%, 6/1/2020	4,000,000	4,472,120
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series B, 5.625%, 6/1/2038	15,110,000	16,921,084
Series 2003-A-1, 6.75%, 6/1/2039	17,750,000	20,427,587
California, State General Obligation:
5.0%, 2/1/2020	11,105,000	11,844,149
5.25%, 2/1/2019	8,000,000	8,713,680
California, State Public Works Board, Lease Revenue, Department of Corrections, Series C, 5.5%, 6/1/2019	3,825,000	4,251,564
California, Statewide Communities Development Authority, Multi-Family Housing Revenue, Village at Shaw Apartments, Series E, AMT, 3.53%*, 11/15/2035	505,000	505,000
California, Whittier Union High School District, 5.0%, 8/1/2016 (a)	2,980,000	3,294,956
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency:
Series A, Prerefunded, 7.1%, 1/1/2011	4,415,000	4,967,052
Series A, Prerefunded, 7.15%, 1/1/2014	2,875,000	3,238,687
Los Angeles County, CA, Public Works Financing Authority Lease Revenue, Master Project, Series A, 5.0%, 12/1/2017 (a)	5,310,000	5,849,868
Los Angeles, CA, Airport Revenue, Regional Airports Improvement Corporation Lease, Series C, AMT, 7.5%, 12/1/2024	6,035,000	6,799,876
Millbrae, CA, Senior Care Revenue, Magnolia of Millbrae Project, AMT, Series A, 7.375%, 9/1/2027	930,000	968,372
Sacramento, CA, Municipal Utility District Electric Revenue, Series R, 5.0%, 8/15/2015 (a)	11,220,000	12,446,683
Sacramento, CA, Project Revenue, City Financing Authority, Convention Center Hotel, Series A, 6.25%, 1/1/2030	4,000,000	4,174,280
San Joaquin Hills, CA, Transportation Corridor Agency:
Prerefunded, 7.6%, 1/1/2011	5,000,000	5,319,100
Prerefunded, 7.65%, 1/1/2012	15,000,000	15,965,250
Prerefunded, 7.65%, 1/1/2013	4,000,000	4,257,400
		143,917,773
Colorado 4.0%
Colorado, Health Facilities Authority Revenue, Adventist Health Sunbelt, Series D, 5.125%*, 11/15/2029	8,000,000	8,546,640
Colorado, Hospital & Healthcare Revenue, Health Facilities Authority, Hospital-Portercare Adventist Health, 6.625%, 11/15/2026	2,000,000	2,287,240
Colorado, Transportation/Tolls Revenue, Northwest Parkway Public Highway Authority, Series D, 7.125%, 6/15/2041	8,000,000	8,440,960
Denver, CO, Airport Revenue, AMT, Series D, 7.75%, 11/15/2013	9,775,000	11,009,876
Denver, CO, Sales & Special Tax Revenue, Urban Renewal Authority, AMT, 7.75%, 9/1/2016	2,155,000	2,197,626
Montrose, CO, Memorial Hospital Revenue, 6.375%, 12/1/2023	2,355,000	2,677,376
		35,159,718
Connecticut 1.5%
Mashantucket, CT, Project Revenue, Western Pequot Tribe:
Series B, 144A, Zero Coupon, 9/1/2010	2,000,000	1,693,640
Series B, 144A, Zero Coupon, 9/1/2011	2,000,000	1,609,740
Series B, 144A, Zero Coupon, 9/1/2012	2,000,000	1,532,680
Series B, 144A, Zero Coupon, 9/1/2013	2,000,000	1,451,860
Series B, 144A, Zero Coupon, 9/1/2014	2,000,000	1,380,100
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Western Pequot Tribe:
Series B, 144A, 5.7%, 9/1/2012	1,000,000	1,029,410
Series A, Prerefunded, 144A, 6.4%, 9/1/2011	1,490,000	1,536,667
Mohegan Tribe, CT, Gaming Authority, Priority Distribution, 144A, 5.25%, 1/1/2033	3,000,000	3,124,020
		13,358,117
Delaware 0.4%
Delaware, Industrial Development Revenue, 6.375%, 5/1/2027	2,000,000	2,155,700
Sussex County, DE, First Mortgage Revenue, Cadbury Lewes, Series A, 6.0%, 1/1/2035	1,000,000	1,061,010
		3,216,710
Florida 2.5%
Bayside, FL, Sales & Special Tax Revenue, Community Development District, Series A, 6.3%, 5/1/2018	455,000	470,356
Highlands County, FL, Health Facilities Authority Revenue, Adventist Sunbelt, Series A, 6.0%, 11/15/2031	1,000,000	1,116,700
Highlands County, FL, Hospital & Healthcare Revenue, Health Facilities Authority, Adventist Hospital, Series D, 5.875%, 11/15/2029	4,000,000	4,551,720
Hillsborough County, FL, Hospital & Healthcare Revenue, Industrial Development Authority, University Community Hospital Project, Series A, 5.625%, 8/15/2019	3,425,000	3,588,852
Miami Beach, FL, Health Facilities Authority Hospital Revenue, Mount Sinai Medical Center, 144A, 6.75%, 11/15/2029	6,400,000	7,421,440
Orlando, FL, Greater Aviation Authority, Airport Facilities Revenue, Jet Blue Airways Corp., AMT, 6.5%, 11/15/2036	1,000,000	1,049,830
South Florida, Water Management District, Certificates of Participation, 5.0%, 10/1/2025 (a)	3,745,000	4,051,641
		22,250,539
Georgia 1.3%
Americus-Sumter County, GA, Hospital & Healthcare Revenue, Hospital Authority, South Georgia Methodist, Series A, 6.375%, 5/15/2029	3,000,000	3,108,540
Athens-Clarke County, GA, Senior Care Revenue, Wesley Woods, 6.35%, 10/1/2017	1,235,000	922,644
Atlanta, GA, Tax Allocation, Princeton Lakes Project, 144A, 5.5%, 1/1/2031	1,235,000	1,271,865
Georgia, Municipal Electric Authority, Power Revenue:
Series 2005-Z, 5.5%, 1/1/2012	1,295,000	1,375,848
Series Z, Prerefunded, 5.5%, 1/1/2012	80,000	85,303
Monroe County, GA, Development Authority Pollution Control Revenue, Oglethorpe Power Corp., Series B, Prerefunded, 3.65%*, 1/1/2020 (a)	800,000	800,000
Rockdale County, GA, Resource Recovery Revenue, Development Authority, Visy Paper, Inc. Project, AMT, 7.4%, 1/1/2016	3,295,000	3,325,973
		10,890,173
Guam 0.2%
Government of Guam, Waterworks Authority, Water & Wastewater System Revenue, 5.5%, 7/1/2016	1,300,000	1,397,916
Illinois 1.8%
Chicago, IL, General Obligation, Series A, 5.25%, 1/1/2029 (a)	1,000,000	1,085,100
Illinois, Finance Authority Revenue, Three Crowns Park Plaza, Series A:
5.875%, 2/15/2026	1,225,000	1,297,655
5.875%, 2/15/2038	500,000	527,775
Illinois, Health Facilities Authority Revenue, Benedict State, Series 2003A-1, 6.9%, 11/15/2033	3,000,000	3,335,910
Kane County, IL, School District General Obligation, School District No. 129 Aurora West Side, Series A, 5.75%, 2/1/2018 (a)	4,370,000	4,821,246
Southern, IL, University Revenue, Housing & Auxiliary Facilities System, Series A, 5.0%, 4/1/2015 (a)	3,130,000	3,428,852
Winnebago County, IL, School District General Obligation, School District No. 122, Series 3, 6.45%, 6/1/2008 (a)	1,500,000	1,561,995
		16,058,533
Indiana 0.8%
Indiana, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Greenwood Village South Project, 5.625%, 5/15/2028	1,000,000	1,008,740
Indiana, Senior Care Revenue, Health Facilities Finance Authority, Franciscan Eldercare Community Services, 5.875%, 5/15/2029	2,300,000	2,346,391
North Manchester, IN, Senior Care Revenue, 7.25%, 7/1/2033	3,000,000	3,147,030
St. Joseph County, IN, Economic Development Revenue, Holy Cross Village, Notre Dame Project, Series A, 6.0%, 5/15/2026	235,000	251,072
		6,753,233
Iowa 0.9%
Cedar Rapids, IA, First Mortgage, Cottage Grove, Series A, 5.875%, 7/1/2028	5,335,000	4,429,864
Iowa, Finance Authority Hospital Facility Revenue, Iowa Health System, Series B, 3.47%*, 1/1/2028 (a)	105,000	105,000
Wapello County, IA, Hospital & Healthcare Revenue, Ottumwa Regional Health Center Project, 6.375%, 10/1/2031	3,000,000	3,260,820
		7,795,684
Kansas 2.4%
Lenexa, KS, Hospital & Healthcare Revenue, Series C, 6.875%, 5/15/2032	1,750,000	1,924,090
Manhattan, KS, Senior Care Revenue, Meadowlark Hills Retirement, Series A, 6.5%, 5/15/2028	1,000,000	1,040,540
Overland Park, KS, Industrial Development Revenue, Series A, 7.375%, 1/1/2032	8,000,000	8,785,680
Wichita, KS, Hospital & Healthcare Revenue:
Series 3, 5.5%, 11/15/2025	1,300,000	1,382,186
Series 3, 5.625%, 11/15/2031	3,750,000	4,013,062
Wyandotte County, KS, Unified Government Special Obligation Revenue, Sales Tax, Series B, 5.0%, 12/1/2020	3,600,000	3,779,604
		20,925,162
Kentucky 1.1%
Kentucky, Economic Development Finance Authority, Health System Revenue, Norton Healthcare:
Series A, Prerefunded, 6.625%, 10/1/2028	1,195,000	1,333,560
Series A, 6.625%, 10/1/2028	4,305,000	4,802,529
Kentucky, Transportation/Tolls Revenue, State Turnpike Authority, Revitalization Project, Series A, 5.5%, 7/1/2014 (a)	3,210,000	3,617,317
		9,753,406
Maryland 2.2%
Anne Arundel County, MD, General Obligation, National Business Park Project, Prerefunded, 144A, 7.375%, 7/1/2028	1,983,000	2,267,838
Maryland, Higher Education Revenue, Collegiate Housing Foundation, Series A, Prerefunded, 5.75%, 6/1/2031	1,000,000	1,069,680
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	2,500,000	2,786,850
Maryland, Project Revenue, Economic Development Corp., Chesapeake Bay, Series B, 7.625%, 12/1/2022	12,000,000	13,371,000
		19,495,368
Massachusetts 5.4%
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project, AMT:
6.5%, 9/1/2035	3,955,000	4,121,941
8.0%, 9/1/2035	990,000	1,006,107
Massachusetts, Health & Educational Facilities Authority Revenue, Caritas Christi Obligation, Series B, 6.25%, 7/1/2022	1,750,000	1,912,890
Massachusetts, Health & Educational Facilities Authority Revenue, Milford-Whitinsville Hospital, Series D, 6.5%, 7/15/2023	2,685,000	2,959,434
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	3,900,000	4,787,874
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Partners Healthcare System, Series B, 5.125%, 7/1/2019	1,185,000	1,230,468
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, South Shore Hospital:
Series F, 5.625%, 7/1/2019	1,000,000	1,051,440
Series F, 5.75%, 7/1/2029	4,000,000	4,223,000
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,855,000	4,033,641
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Series B, 9.15%, 12/15/2023	2,000,000	2,470,860
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	7,450,000	8,331,186
Massachusetts, State Water Resources Authority, Series A, 5.25%, 8/1/2016 (a)	10,000,000	11,269,800
		47,398,641
Michigan 3.2%
Delta County, MI, Pollution Control Revenue, Economic Development Corp., Series A, 6.25%, 4/15/2027	5,000,000	5,653,750
Detroit, MI, Sales & Special Tax Revenue, Downtown Development Authority:
Zero Coupon, 7/1/2011	3,150,000	2,598,624
Zero Coupon, 7/1/2012	3,150,000	2,476,908
Detroit, MI, School District General Obligation:
Series A, 5.5%, 5/1/2016 (a)	1,500,000	1,643,400
Series A, 5.5%, 5/1/2018 (a)	1,565,000	1,714,614
Series A, 5.5%, 5/1/2019 (a)	1,200,000	1,314,720
Detroit, MI, Sewer Disposal Revenue, Series D, 4.185%*, 7/1/2032 (a)	1,650,000	1,650,000
Kalamazoo, MI, Industrial Development Revenue, Economic Development Corp., Series A, 7.5%, 5/15/2029	2,000,000	2,178,520
Kentwood, MI, Economic Development, Limited Obligation, Holland Home, Series A, 5.375%, 11/15/2036	2,000,000	2,136,700
Kentwood, MI, Industrial Development Revenue, Economic Development, Series A, 6.0%, 11/15/2032	1,750,000	1,869,122
Michigan, Senior Care Revenue, Strategic Fund Limited, 5.75%, 11/15/2018	1,500,000	1,566,435
Michigan, State Hospital Finance Authority Revenue, Henry Ford Health System, Series A, 5.0%, 11/15/2016	1,125,000	1,224,169
Michigan, State Hospital Finance Authority Revenue, Hospital Equipment Loan Program, Series A, 3.42%*, 12/1/2023, National City Bank (b)	100,000	100,000
Saginaw, MI, Hospital & Healthcare Revenue, Hospital Finance Authority, Covenant Medical Center, Series F, 6.5%, 7/1/2030	2,000,000	2,188,020
		28,314,982
Minnesota 0.3%
Duluth, MN, Economic Development Authority, Health Care Facilities Revenue, Benedictine Health Systems, St. Mary:
5.375%, 2/15/2022	1,000,000	1,072,360
5.5%, 2/15/2023	1,000,000	1,081,680
		2,154,040
Mississippi 0.1%
Mississippi, Sales & Special Tax Revenue, Development Bank, Diamond Lakes Utilities, Series A, 6.25%, 12/1/2017	1,200,000	1,218,204
Missouri 2.4%
Florissant, MO, Industrial Development Revenue, Desmet Acquisition, Series A, 8.5%, 8/15/2030	6,600,000	7,351,344
Florissant, MO, Industrial Development Revenue, St. Catherine Acquisition, Series B, 9.0%, 8/15/2030	3,110,000	3,460,093
Kansas City, MO, Industrial Development Authority, Health Facilities Revenue, First Mortgage, Bishop Spencer, Series A, 6.5%, 1/1/2035	1,000,000	1,065,180
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	7,600,000	8,741,368
		20,617,985
Nevada 1.3%
Clark County, NV, County General Obligation, 5.5%, 6/1/2015 (a)	5,000,000	5,405,700
Las Vegas, NV, Transportation/Tolls Revenue, Las Vegas Monorail Project, 7.375%, 1/1/2030	6,000,000	6,256,680
		11,662,380
New Hampshire 1.3%
New Hampshire, Health & Education Facilities Authority Revenue, Havenwood Heritage Heights, Series A, 5.35%, 1/1/2026	1,035,000	1,048,621
New Hampshire, Higher Education Revenue, Health & Educational Facilities Authority, New Hampshire College Issue, 7.4%, 1/1/2023	2,000,000	2,299,880
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, New Hampshire Catholic Charities, 5.8%, 8/1/2022	2,760,000	2,818,401
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, Rivermead at Peterborough:
5.5%, 7/1/2013	1,710,000	1,747,791
5.625%, 7/1/2018	1,615,000	1,656,732
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, Riverwoods at Exeter:
Series A, 6.375%, 3/1/2013	640,000	653,139
Series A, 6.5%, 3/1/2023	1,000,000	1,019,330
		11,243,894
New Jersey 1.9%
Middlesex County, NJ, Pollution Control Authority Revenue, Pollution Control Amerada, 6.05%, 9/15/2034	1,000,000	1,088,850
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.75%, 6/15/2034	1,165,000	1,266,390
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue:
Series A, 5.0%, 7/1/2022 (a)	1,430,000	1,544,085
Series A, 5.0%, 7/1/2023 (a)	1,770,000	1,890,148
New Jersey, Economic Development Authority Revenue, United Methodist Homes, Series A-2, 6.625%, 7/1/2033	2,500,000	2,794,000
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,425,000	1,470,472
New Jersey, Tobacco Settlement Filing Corp., 6.25%, 6/1/2043	5,500,000	6,174,025
		16,227,970
New York 6.3%
Brookhaven, NY, Hospital & Healthcare Revenue, Industrial Development Authority, Memorial Hospital Medical Center, Series A, 8.25%, 11/15/2030	3,000,000	3,313,410
Long Island, NY, Power Authority, Electric System Revenue, Series 1A, 3.42%*, 5/1/2033, Bayerische Landesbank (b)	1,400,000	1,400,000
New York, Liberty Development Corp. Revenue, National Sports Museum Project, Series A, 144A, 6.125%, 2/15/2019	2,500,000	2,665,575
New York, State Agency General Obligation Lease, Metropolitan Transportation Authority, Series O, ETM, 5.75%, 7/1/2013	2,750,000	2,978,607
New York, State Dormitory Authority, Personal Income Tax Revenue, Series F, 5.0%, 3/15/2017 (a)	3,000,000	3,276,810
New York, State General Obligation, Tobacco Settlement Financing Corp., Series A-1, 5.5%, 6/1/2019	2,750,000	3,026,265
New York, State Thruway Authority, Highway & Bridge Trust Fund, Series B, 5.0%, 4/1/2016 (a)	2,500,000	2,750,850
New York, Transportation/Tolls Revenue, Transportation Authority, Series A, 5.75%, 7/1/2018	7,000,000	8,222,690
New York City, NY, Industrial Development Agency Revenue, Liberty-7, World Trade Center, Series A, 6.25%, 3/1/2015	8,000,000	8,543,600
New York City, NY, Industrial Development Agency, Special Facility Revenue, American Airlines, JFK International Airport:
AMT, 7.75%, 8/1/2031	5,000,000	6,068,150
AMT, 8.0%, 8/1/2028	3,000,000	3,710,850
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series F-2, 3.45%*, 6/15/2033	900,000	900,000
New York, NY, General Obligation:
Series A-3, 3.45%*, 8/1/2031, BNP Paribas (b)	500,000	500,000
Series A, 7.0%, 8/1/2007	2,980,000	3,032,478
New York, NY, Hospital & Healthcare Revenue, Industrial Development Agency, British Airways PLC Project, AMT, 7.625%, 12/1/2032	1,500,000	1,687,050
New York, NY, Transitional Finance Authority, Series B, Prerefunded, 5.5%	2,000,000	2,163,713
Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project, 5.7%, 1/1/2028	1,250,000	1,278,213
		55,518,261
North Carolina 0.6%
North Carolina, Electric Revenue, Municipal Power Agency:
Series F, 5.5%, 1/1/2016	1,000,000	1,080,560
Series F, 5.5%, 1/1/2017	1,495,000	1,612,088
Series B, 6.375%, 1/1/2013	2,075,000	2,242,245
		4,934,893
North Dakota 0.5%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	3,750,000	4,170,562
Ohio 1.2%
Franklin County, OH, Hospital & Healthcare Revenue, Health Care Facilities, Ohio Presbyterian Retirement Service, Series A, 7.125%, 7/1/2029	1,000,000	1,149,610
Ohio, Industrial Development Revenue, Building Authority, Adult Correction Facilities, Series A, 5.5%, 10/1/2013 (a)	5,860,000	6,357,983
Ohio, Transportation/Tolls Revenue, Turnpike Authority, Series B, 5.5%, 2/15/2013 (a)	3,000,000	3,320,580
		10,828,173
Pennsylvania 5.3%
Allegheny County, PA, Hospital & Healthcare Revenue, Hospital Development Authority, West Pennsylvania Allegheny Health Services:
9.25%, 11/15/2022	2,000,000	2,392,180
Series B, 9.25%, 11/15/2030	4,630,000	5,528,498
Bucks County, PA, Industrial Development Authority, Retirement Community Revenue, Ann's Choice, Inc. Facility, Series A, 6.25%, 1/1/2035	2,250,000	2,395,508
Chester County, PA, Senior Care Revenue, Health & Education Facilities Authority, Jenners Pond, Inc. Project, 7.625%, 7/1/2034	1,750,000	2,118,743
Delaware County, PA, Project Revenue, Authority First Management, White Horse Village Project, Series A, 7.625%, 7/1/2030	1,000,000	1,138,860
Delaware Valley, PA, County General Obligation, Regional Financial Authority, 5.75%, 7/1/2017	6,250,000	7,218,312
Montgomery County, PA, Industrial Development Authority Revenue, Whitemarsh Continuing Care, 6.25%, 2/1/2035	2,400,000	2,575,704
Montgomery County, PA, Senior Care Revenue, Higher Education & Health Authority, Philadelphia Geriatric Center, Series A, 7.25%, 12/1/2027	3,125,000	3,475,062
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	5,095,000	5,564,657
Pennsylvania, Sales & Special Tax Revenue, Economic Development Financing Authority, Amtrak Project, AMT, Series A, 6.125%, 11/1/2021	700,000	754,789
Pennsylvania, State General Obligation, 5.0%, 1/1/2017	4,000,000	4,399,640
Philadelphia, PA, Industrial Development Authority Revenue, Doubletree Commercial Development, Series A, Prerefunded, 6.5%, 10/1/2027	4,500,000	4,609,845
Westmoreland County, PA, Industrial Development Authority Revenue, Redstone Retirement Community, Series A, 5.875%, 1/1/2032	1,000,000	1,063,220
Westmoreland County, PA, Senior Care Revenue, Industrial Development Authority, Health Care Facilities-Redstone, Series B, 8.125%, 11/15/2030	3,000,000	3,480,090
		46,715,108
Puerto Rico 0.2%
Commonwealth of Puerto Rico, Government Development Bank, Series B, 5.0%, 12/1/2015	1,470,000	1,594,906
Rhode Island 0.2%
Rhode Island, Special Assessment Revenue, Series A, 6.125%, 6/1/2032	1,750,000	1,884,172
South Carolina 3.1%
Berkeley County, SC, General Obligation, School District:
5.5%, 1/15/2017 (a)	8,350,000	9,175,481
Prerefunded, 5.5%, 1/15/2017 (a)	620,000	681,293
Greenwood County, SC, Hospital & Healthcare Revenue, South Carolina Memorial Hospital, 5.5%, 10/1/2031	1,500,000	1,588,830
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Bon Secours Health Systems, Inc., Series A, 5.625%, 11/15/2030	5,000,000	5,389,800
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance:
Series C, Prerefunded, 7.0%, 8/1/2030	4,820,000	5,763,178
Series C, Prerefunded, 7.0%, 8/1/2030	600,000	713,496
Series A, Prerefunded, 7.375%, 12/15/2021	3,500,000	4,049,780
		27,361,858
Tennessee 3.4%
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue:
5.0%, 12/15/2017	2,500,000	2,741,475
5.0%, 12/15/2018	2,160,000	2,376,734
Elizabethton, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board, Series B, 8.0%, 7/1/2033	3,000,000	3,562,980
Johnson City, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board Hospital, Series A, 7.5%, 7/1/2033	5,000,000	5,884,450
Shelby County, TN, Health Educational & Housing Facility Board, Hospital Revenue, Methodist Health Care:
EMT, 6.5%, 9/1/2026	1,870,000	2,154,109
Prerefunded, 6.5%, 9/1/2026	3,130,000	3,605,541
Tennessee, Energy Acquisition Corp., Gas Revenue, Series A, 5.25%, 9/1/2018	8,000,000	8,973,840
		29,299,129
Texas 11.1%
Abilene, TX, Hospital & Healthcare Revenue, Health Facilities, Sears Methodist Retirement Facilities, Series A, 7.0%, 11/15/2033	3,500,000	3,889,165
Abilene, TX, Senior Care Revenue, Health Facilities Development, Sears Methodist Retirement Facilities, Series A, 5.9%, 11/15/2025	2,500,000	2,555,475
Austin, TX, Project Revenue, Bergstrom Landhost Enterprises, Inc. Airport Hotel Project, Series A, 4.3875%, 4/1/2027	4,975,000	3,795,129
Conroe, TX, Independent School District, School Building:
5.0%, 2/15/2024	3,710,000	3,994,705
5.0%, 2/15/2025	4,315,000	4,642,681
Fort Bend, TX, General Obligation, Independent School District, Series A, 5.25%, 8/15/2025	4,445,000	4,862,608
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Herman Healthcare Systems, Series A, 5.125%, 12/1/2023	1,175,000	1,246,992
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Memorial Hermann Healthcare Systems, Series A, 6.375%, 6/1/2029	4,460,000	5,008,223
Hidalgo County, TX, Hospital & Healthcare Revenue, Health Services Mission Hospital, 6.875%, 8/15/2026	5,000,000	5,205,700
Hidalgo County, TX, Hospital & Healthcare Revenue, Mission Hospital, Inc. Project, 6.75%, 8/15/2016	3,500,000	3,646,230
Houston, TX, Transportation/Tolls Revenue, Special Facilities, Continental Airlines, Inc., AMT, Series E, 6.75%, 7/1/2029	10,100,000	10,902,849
Jefferson County, TX, County General Obligation:
5.75%, 8/1/2015 (a)	3,075,000	3,412,820
5.75%, 8/1/2017 (a)	1,185,000	1,311,665
Lubbock, TX, Health Facilities Development Corp. Revenue, First Mortgage Carillon Project, Series A, 6.5%, 7/1/2019	2,510,000	2,688,185
Plano, TX, Independent School District:
Prerefunded, 5.375%, 2/15/2016	3,300,000	3,533,970
5.375%, 2/15/2016	1,700,000	1,815,396
San Antonio, TX, Gas & Electric System, 5.375%, 2/1/2020	2,500,000	2,706,875
Tarrant County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	2,500,000	2,802,750
Texas, State Transaction Community Mobility Fund, Series A, 5.0%, 4/1/2024	5,000,000	5,430,650
Texas, Industrial Development Revenue, Waste Disposal Authority, AMT, Series A, 6.1%, 8/1/2024	5,000,000	5,423,350
Texas, Water & Sewer Revenue, Waste Disposal Authority, AMT, 6.65%, 4/1/2032	2,000,000	2,170,440
Tom Green County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Shannon Health System Project, 6.75%, 5/15/2021	1,000,000	1,097,090
Travis County, TX, Health Facilities Development Corp., Retirement Facility Revenue, Querencia Barton Creek, Series C, 3.48%*, 11/15/2035, LaSalle Bank NA (b)	4,200,000	4,200,000
Travis County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Ascension Health, Series A, Prerefunded, 6.25%, 11/15/2015 (a)	10,000,000	10,843,300
		97,186,248
Utah 0.3%
Salt Lake City, UT, Hospital & Healthcare Revenue, IHC Hospitals, Inc., 6.15%, 2/15/2012	2,000,000	2,226,360
Vermont 0.1%
Vermont, Multi-Family Housing Revenue, Housing Finance Agency, Northgate Project, AMT, 144A, 8.25%, 6/15/2020 (c)	830,000	830,872
Virginia 0.9%
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Authority, Greenspring Retirement Community, Series A, 7.25%, 10/1/2019	3,000,000	3,333,360
Virginia, Senior Care Revenue, 7.375%, 12/1/2032	3,500,000	4,300,485
		7,633,845
Washington 3.8%
Port Seattle, WA, Airport Revenue, Series B, AMT, 6.0%, 2/1/2014 (a)	4,885,000	5,546,429
Tacoma, WA, Electric Revenue, Series A, 5.75%, 1/1/2016 (a)	5,000,000	5,461,100
Washington, Electric Revenue, Energy Northeast Electric, Series A, 5.75%, 7/1/2018 (a)	3,500,000	3,867,360
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2, Series A, 6.3%, 7/1/2012	10,000,000	11,345,100
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 3, Series B, 7.125%, 7/1/2016	2,500,000	3,144,175
Whatcom County, WA, General Obligation, Washington School District No. 503, 5.5%, 12/1/2014 (a)	3,375,000	3,667,950
		33,032,114
West Virginia 0.6%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center, 6.75%, 9/1/2030	980,000	1,084,125
West Virginia, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2030	4,020,000	4,496,410
		5,580,535
Wisconsin 2.1%
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority, Aurora Health Care, Inc., 6.875%, 4/15/2030	5,000,000	5,797,000
Wisconsin, State General Obligation, Series 1, 5.5%, 5/1/2014 (a)	8,410,000	9,446,701
Wisconsin, State Health & Educational Facilities Authority Revenue, Beaver Dam Community Hospitals, Inc., Series A, 6.75%, 8/15/2034	2,500,000	2,740,100
		17,983,801
Wyoming 0.0%
Platte County, WY, Pollution Control Revenue, Tri-State Generation, Series A, 3.75%*, 7/1/2014, National Rural Utility Finance (b)	200,000	200,000
Multi-State 0.6%
Non-Profit Preferred Funding Trust I, Series A1, 4.22%, 9/15/2037	5,000,000	5,009,700
Total Municipal Bonds and Notes (Cost $746,398,843)		816,650,699

Municipal Inverse Floating Rate Notes 11.4%
California 1.2%
California, State Department Water Resources, Power Supply Revenue, Series A, 5.375%, 5/01/2018 (a) (d)	3,750,000	4,139,981
Trust: California, Electric Revenue, Department Water Supply, Series 309, 144A, 7.025%, 5/1/2018, Leverage Factor at purchase date: 2 to 1 (a)
California, General Obligation, Economic Recovery, Series 926, 144A, 6.642%, 7/1/2015, Leverage Factor at purchase date: 2 to 1 (a) (d)	5,800,000	6,433,447
Trust: California, General Obligation, Economic Recovery, Series 926, 144A, 6.642%, 7/1/2015, Leverage Factor at purchase date: 2 to 1
		10,573,428
District of Columbia 1.4%
District of Columbia, Water & Sewer Authority, Public Utility Revenue, 6.0%, 10/01/2014 (a) (d)	8,440,000	9,768,203
Trust: District of Columbia, Water & Sewer Revenue, Water & Sewer Authority, RITES, 144A, 8.245%, 10/1/2014, Leverage Factor at purchase date: 2 to 1 (a)
District of Columbia, Water & Sewer Authority, Public Utility Revenue, 6.0%, 10/01/2014 (a) (d)	2,310,000	2,740,399
Trust: District of Columbia, Water & Sewer Revenue, Water & Sewer Authority, RITES, 144A, 8.245%, 10/1/2016, Leverage Factor at purchase date: 2 to 1 (a)
		12,508,602
Massachusetts 2.7%
Massachusetts, Municipal Wholesale Electric Company, Power Supply, System Revenue Project, Series 6-A, 5.25%, 7/01/2016 (a) (d)	5,915,000	6,412,392
Massachusetts, Municipal Wholesale Electric Company, Power Supply, System Revenue Project, Series 6-A, 5.25%, 7/01/2015 (a) (d)	1,955,000	2,102,935
Massachusetts, Municipal Wholesale Electric Company, Power Supply, System Revenue Project, Series 6-A, 5.25%, 7/01/2014 (a) (d)	1,880,000	2,038,164
Massachusetts, Municipal Wholesale Electric Company, Power Supply, System Revenue Nuclear Project, Series 5-A, 5.25%, 7/01/2015 (a) (d)	1,570,000	1,688,802
Massachusetts, Municipal Wholesale Electric Company, Power Supply, System Revenue Nuclear Project, Series 5-A, 5.25%, 7/01/2014 (a) (d)	4,250,000	4,607,553
Massachusetts, Municipal Wholesale Electric Company, Power Supply, System Revenue Nuclear Project, Series 4-A, 5.25%, 7/01/2015 (a) (d)	3,750,000	4,042,800
Massachusetts, Municipal Wholesale Electric Company, Power Supply, System Revenue Nuclear Project, Series 4-A, 5.25%, 7/01/2014 (a) (d)	2,250,000	2,431,103
Trust: Massachusetts, Electric Revenue, Wholesale Electrical Co. Power Supply, Series 674, 144A, 9.824%, 7/1/2016, Leverage Factor at purchase date: 4 to 1 (a)
		23,323,749
Michigan 0.3%
Michigan, State Building Authority Revenue, Project Series I, 5.50%, 10/15/2015 (d)	2,290,000	2,477,528
Trust: Michigan, State Agency General Obligation Lease, Building Authority, RITES, Series PA-899R-B, 144A, 7.26%, 4/15/2009, Leverage Factor at purchase date: 2 to 1
New Jersey 1.3%
New Jersey, Economic Development Authority Revenue, School Facilities Construction, Series G, 5.0%, 9/01/2019 (a) (d)	10,125,000	11,023,478
Trust: New Jersey, Economic Development Authority Revenue, RITES, Series PA-1253, 144A, 16.309%, 9/1/2011, Leverage Factor at purchase date: 10 to 1 (a)
New York 1.7%
New York, Metropolitan Transportation Authority Revenue, Series A, 5.50%, 11/15/2016 (a) (d)	10,000,000	11,021,850
Trust: New York, Municipal Securities Trust Certificates, Series 7000, Class B, 144A, 7.31%, 11/15/2016, Leverage Factor at purchase date: 2 to 1 (a)
New York, State, Dormitory Authority Revenues, Mental Health Services, Series B, 6.0%, 8/15/2016 (a) (d)	3,780,000	4,370,795
Trust: New York, Senior Care Revenue, Dormitory Authority, Series 310, 144A, 8.265%, 2/15/2010, Leverage Factor at purchase date: 2 to 1
		15,392,645
Texas 0.9%
Dallas, Fort Worth Texas, International Airport Revenue, Series A, 5.50%, 11/01/2020 (a) (d)	7,125,000	7,806,637
Trust: Dallas, TX, Airport Revenue, International Airport, Series 350, AMT, 144A, 7.212%, 5/1/2011, Leverage Factor at purchase date: 2 to 1 (a)
Washington 1.9%
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2, 6.495%, 7/1/2012, Leverage Factor at purchase date: 2 to 1	3,000,000	3,546,660
Energy Northwest, Washington, Electric Revenue, Columbia Generating, Series A, 5.375%, 7/01/2015 (a) (d)	12,500,000	13,442,562
Trust: Washington, Electric Revenue, RITES, 7.0%, 7/1/2015, Leverage Factor at purchase date: 2 to 1
		16,989,222
Total Municipal Inverse Floating Rate Notes (Cost $93,855,177)		100,095,289
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $840,254,020)+	104.7	916,745,988
Other Assets and Liabilities, Net	(4.7)	(40,815,090)
Net Assets	100.0	875,930,898
* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of November 30, 2006.
+ The cost for federal income tax purposes was $839,877,678. At November 30, 2006, net unrealized appreciation for all securities based on tax cost was $76,868,310. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $78,360,537 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,492,227.
(a) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	3.8
Financial Guaranty Insurance Company	2.8
Financial Security Assurance, Inc.	7.1
MBIA Corp.	11.8
(b) Security incorporates a letter of credit from a major bank.
(c) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of this security is uncertain and there may be changes in the estimated value of this security.
Schedule of Restricted Security
Security	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as a % of Net Assets
Vermont, Multi-Family Housing Revenue, Housing Finance Agency, Northgate Project, 144A, AMT, 8.25%, 6/15/2020	12/12/1989	843,716	830,872	0.10
(d) Security forms part of the below tender option bond trust. Principal amount and value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2006 (Unaudited)
Assets
Investments in securities, at value (cost $840,254,020)	$ 916,745,988
Cash	25,078
Interest receivable	15,085,843
Receivable for Fund shares sold	989,931
Receivable for investments sold	100,000
Other assets	48,240
Total assets	932,995,080
Liabilities
Payable for investments purchased	1,650,000
Dividends payable	443,275
Payable for floating rate notes issued	53,287,500
Payable for Fund shares redeemed	733,597
Accrued investment management fee	405,265
Other accrued expenses and payables	544,545
Total liabilities	57,064,182
Net assets, at value	$ 875,930,898
Net Assets
Net assets consist of: Undistributed net investment income	164,420
Net unrealized appreciation (depreciation) on investments	76,491,968
Accumulated net realized gain (loss)	(20,066,868)
Paid-in capital	819,341,378
Net assets, at value	$ 875,930,898

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2006 (continued) (Unaudited)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($188,124,697 ÷ 14,414,453 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.05
Maximum offering price per share (100 ÷ 95.50 of $13.05)	$ 13.66

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($46,950,548 ÷ 3,596,071 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 13.06

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($60,732,724 ÷ 4,650,778 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 13.06
Class S Net Asset Value, offering and redemption price(a) per share ($576,612,632 ÷ 44,137,929 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.06
Institutional Class Net Asset Value, offering and redemption price(a) per share ($3,510,297 ÷ 268,602 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.07
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2006 (Unaudited)
Investment Income
Income: Interest	$ 24,515,807
Expenses: Investment management fee	2,209,444
Administration fee	422,769
Services to shareholders	395,003
Custodian fees	20,552
Distribution service fees	770,044
Auditing	31,759
Legal	26,144
Trustees' fees and expenses	20,878
Reports to shareholders	29,933
Interest expense and fees	1,030,197
Registration fees	16,862
Other	182
Total expenses before expense reductions	4,973,767
Expense reductions	(124,876)
Total expenses after expense reductions	4,848,891
Net investment income	19,666,916
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	384,286
Interest rate swaps	163,000
547,286
Net unrealized appreciation (depreciation) during the period on: Investments	17,593,656
Interest rate swaps	(191,578)
17,402,078
Net gain (loss) on investment transactions	17,949,364
Net increase (decrease) in net assets resulting from operations	$ 37,616,280

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended November 30, 2006 (Unaudited)
Cash Flows from Operating Activities:
Investment income received*	$ 24,940,627
Payment of operating expenses	(4,023,100)
Payment of interest expense and fees	(1,030,197)
Proceeds from sales and maturities of investments	266,416,143
Purchases of investments	(289,718,240)
Cash provided (used) by operating activities	$ (3,414,767)
Cash Flows from Financing Activities:
Proceeds from shares sold	$ 87,171,942
Cost of shares repurchased	(75,268,869)
Distributions paid (net of reinvestment of distributions)	(8,039,197)
Cash provided (used) by financing activities	3,863,876
Increase (decrease) in cash	449,109
Cash at beginning of period	(424,031)
Cash at end of period	$ 25,078
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 37,616,280
Net (increase) decrease in cost of investments	(29,801,403)
Net (increase) decrease in unrealized appreciation (depreciation) on investments	(17,593,656)
Net increase (decrease) in unrealized appreciation on swaps	191,578
(Increase) decrease in interest receivable	(16,227)
(Increase) decrease in other assets	4,145
(Increase) decrease in receivable for investments sold	10,141,133
Increase (decrease) in payable for investments purchased	(3,752,211)
Increase (decrease) in other accrued expenses and payables	(204,406)
Cash provided (used) by operating activities	$ (3,414,767)
Non-Cash Financing Activities:
Reinvestment of distributions	$ 11,855,799
* Significant non-cash activity from market discount accretion and premium amortization in the net amount of $441,047 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2006 (Unaudited)	Year Ended May 31, 2006
			Operations: Net investment income	$ 19,666,916	$ 39,827,589
Net realized gain (loss) on investment transactions	547,286	(239,214)
Net unrealized appreciation (depreciation) during the period on investment transactions	17,402,078	(6,485,716)
Net increase (decrease) in net assets resulting from operations	37,616,280	33,102,659
Distributions to shareholders from: Net investment income: Class A	(4,198,463)	(8,710,832)
Class B	(927,580)	(2,051,836)
Class C	(1,200,356)	(2,513,821)
Class AARP	(399,428)	(2,974,643)
Class S	(12,810,031)	(23,636,052)
Institutional Class	(80,465)	(51,488)
Net realized gains: Class A	—	(30,383)
Class B	—	(8,482)
Class C	—	(10,352)
Class AARP	—	(10,088)
Class S	—	(78,492)
Institutional Class	—	(62)
Fund share transactions: Proceeds from shares sold	87,332,900	150,712,235
Reinvestment of distributions	11,855,799	23,988,346
Cost of shares redeemed	(75,601,351)	(177,151,242)
Redemption fees	328	8,574
Net increase (decrease) in net assets from Fund share transactions	23,587,676	(2,442,087)
Increase (decrease) in net assets	41,587,633	(9,415,959)
Net assets at beginning of period	834,343,265	843,759,224
Net assets at end of period (undistributed net investment income of $164,420 and $113,827, respectively)	$ 875,930,898	$ 834,343,265

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2006[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 12.78	$ 12.88	$ 12.50	$ 12.86	$ 12.55	$ 12.39
Income from investment operations: Net investment income	.30	.60	.65	.67	.68	.69
Net realized and unrealized gain (loss) on investment transactions	.27	(.10)	.39	(.35)	.31	.16
Total from investment operations	.57	.50	1.04	.32	.99	.85
Less distributions from: Net investment income	(.30)	(.60)	(.65)	(.67)	(.68)	(.69)
Net realized gain on investment transactions	—	(.00)***	(.01)	(.01)	—	—
Total distributions	(.30)	(.60)	(.66)	(.68)	(.68)	(.69)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 13.05	$ 12.78	$ 12.88	$ 12.50	$ 12.86	$ 12.55
Total Return (%)[b]	4.48c**	4.01	8.48[c]	2.48[c]	8.13[c]	6.97[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	188	181	182	151	102	62
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.20*	1.31	1.08	1.08	1.22	1.19
Ratio of expenses after expenses reductions (including interest expense) (%)[d]	1.19*	1.31	1.02	.88	.98	.94
Ratio of expenses after expense reductions (excluding interest expense) (%)	.95*	.98	.90	.80	.80	.80
Ratio of net investment income (%)	4.60*	4.70	5.14	5.24	5.44	5.47
Portfolio turnover rate (%)	59*	43	34	44	16	21
[a] For the six months ended November 30, 2006 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended May 31,	2006[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 12.78	$ 12.89	$ 12.51	$ 12.86	$ 12.56	$ 12.40
Income from investment operations: Net investment income	.25	.50	.55	.57	.58	.59
Net realized and unrealized gain (loss) on investment transactions	.28	(.11)	.39	(.34)	.30	.16
Total from investment operations	.53	.39	.94	.23	.88	.75
Less distributions from: Net investment income	(.25)	(.50)	(.55)	(.57)	(.58)	(.59)
Net realized gain on investment transactions	—	(.00)***	(.01)	(.01)	—	—
Total distributions	(.25)	(.50)	(.56)	(.58)	(.58)	(.59)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 13.06	$ 12.78	$ 12.89	$ 12.51	$ 12.86	$ 12.56
Total Return (%)[b]	4.16c**	3.13	7.65[c]	1.74[c]	7.19[c]	6.14[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	50	54	56	53	27
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.97*	2.09	1.85	1.90	2.02	1.99
Ratio of expenses after expenses reductions (including interest expense) (%)[d]	1.95*	2.09	1.80	1.68	1.78	1.74
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.71*	1.76	1.68	1.60	1.60	1.60
Ratio of net investment income (%)	3.84*	3.92	4.36	4.44	4.64	4.67
Portfolio turnover rate (%)	59*	43	34	44	16	21
[a] For the six months ended November 30, 2006 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended May 31,	2006[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 12.78	$ 12.89	$ 12.51	$ 12.87	$ 12.56	$ 12.40
Income from investment operations: Net investment income	.25	.51	.55	.57	.59	.59
Net realized and unrealized gain (loss) on investment transactions	.28	(.11)	.39	(.35)	.31	.16
Total from investment operations	.53	.40	.94	.22	.90	.75
Less distributions from: Net investment income	(.25)	(.51)	(.55)	(.57)	(.59)	(.59)
Net realized gain on investment transactions	—	(.00)***	(.01)	(.01)	—	—
Total distributions	(.25)	(.51)	(.56)	(.58)	(.59)	(.59)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 13.06	$ 12.78	$ 12.89	$ 12.51	$ 12.87	$ 12.56
Total Return (%)[b]	4.16c**	3.15	7.66[c]	1.69[c]	7.30[c]	6.16[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	61	64	63	58	42	16
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.96*	2.07	1.84	1.87	2.00	1.96
Ratio of expenses after expenses reductions (including interest expense) (%)[d]	1.95*	2.07	1.79	1.65	1.76	1.72
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.71*	1.74	1.67	1.57	1.58	1.58
Ratio of net investment income (%)	3.84*	3.94	4.37	4.47	4.66	4.69
Portfolio turnover rate (%)	59*	43	34	44	16	21
[a] For the six months ended November 30, 2006 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended May 31,	2006[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 12.79	$ 12.89	$ 12.52	$ 12.87	$ 12.56	$ 12.40
Income from investment operations: Net investment income	.31	.63	.67	.67	.69	.69
Net realized and unrealized gain (loss) on investment transactions	.27	(.10)	.38	(.34)	.31	.16
Total from investment operations	.58	.53	1.05	.33	1.00	.85
Less distributions from: Net investment income	(.31)	(.63)	(.67)	(.67)	(.69)	(.69)
Net realized gain on investment transactions	—	(.00)***	(.01)	(.01)	—	—
Total distributions	(.31)	(.63)	(.68)	(.68)	(.69)	(.69)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 13.06	$ 12.79	$ 12.89	$ 12.52	$ 12.87	$ 12.56
Total Return (%)	4.60b**	4.19	8.52	2.59[b]	8.17	6.99
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	577	473	488	517	550	576
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.01*	1.14	.92	.86	.95	.91
Ratio of expenses after expenses reductions (including interest expense) (%)[c]	.97*	1.14	.92	.85	.95	.91
Ratio of expenses after expense reductions (excluding interest expense) (%)	.73*	.81	.80	.77	.77	.77
Ratio of net investment income (%)	4.82*	4.87	5.24	5.27	5.47	5.50
Portfolio turnover rate (%)	59*	43	34	44	16	21
[a] For the six months ended November 30, 2006 (Unaudited).
[b] Total returns would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended May 31,	2006[a]	2006	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.79	$ 12.90	$ 12.52	$ 12.87	$ 12.73
Income from investment operations: Net investment income	.31	.63	.67	.67	.55
Net realized and unrealized gain (loss) on investment transactions	.28	(.10)	.39	(.34)	.14
Total from investment operations	.59	.53	1.06	.33	.69
Less distributions from: Net investment income	(.31)	(.64)	(.67)	(.67)	(.55)
Net realized gain on investment transactions	—	(.00)***	(.01)	(.01)	—
Total distributions	(.31)	(.64)	(.68)	(.68)	(.55)
Redemption fees	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 13.07	$ 12.79	$ 12.90	$ 12.52	$ 12.87
Total Return (%)	4.69c**	4.18[c]	8.67	2.61	5.55**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3.36		.16	.5
Ratio of expenses before expense reductions (including interest expense) (%)[d]	.94*	1.14	.88	.81	.92*
Ratio of expenses after expenses reductions (including interest expense) (%)[d]	.94*	1.11	.88	.81	.92*
Ratio of expenses after expense reductions (excluding interest expense) (%)	.70*	.78	.76	.73	.74*
Ratio of net investment income (%)	4.85*	4.90	5.28	5.31	5.60*
Portfolio turnover rate (%)	59*	43	34	44	16
[a] For the six months ended November 30, 2006 (Unaudited).
[b] For the period from August 19, 2002, (commencement of operations of Institutional Class shares) to May 31, 2003.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS High Yield Tax Free Fund (the "Fund") is a diversified series of DWS Municipal Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund currently has multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances. Shares of Class AARP were designed for members of AARP (Please see Note C, under the caption Other Related Parties).

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of November 30, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Inverse Floaters. Inverse floating rate notes are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. The Fund has the price risk of the underlying municipal obligations at the applicable leverage factor. Certain inverse floater securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the original transferred bond and a corresponding liability equal to the floating rate note issued. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the Investment Company Act of 1940. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date. The weighted average outstanding daily balance of the floating rate notes issued during the six months ended November 30, 2006 was $53,287,500 with a weighted average interest rate of 3.86%.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund depending upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $18,590,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2008 ($2,691,000), May 31, 2009 ($3,117,000), May 31, 2010 ($4,526,000), May 31, 2012 ($3,607,000), May 31, 2013 ($2,355,000) and May 31, 2014 ($2,294,000) the respective expiration dates, whichever occurs first.

In addition, from November 1, 2005 through May 31, 2006, the Fund incurred approximately $760,500 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2007.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at November 30, 2006.

B. Purchases and Sales of Securities

During the six months ended November 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $285,970,174 and $246,575,010, respectively.

C. Related Parties

Investment Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The management fee payable under the Management Agreement is equal to the annual rates as follows:

First $300 million of the Fund's average daily net assets	.565%
Next $200 million of such net assets	.515%
Over $500 million of such net assets	.490%

Accordingly, for the six months ended November 30, 2006, the fee pursuant to the Amended and Restated Investment Management Agreement was equivalent to an annualized effective rate of 0.52% of the Fund's average daily net assets.

For the period from June 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its investment management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annualized expenses of each class as follows:

Class A	.96%
Class B	1.74%
Class C	1.74%
Class S	.74%
Institutional Class	.74%

Effective October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annualized expenses of each class as follows:

Class A	.97%
Class B	1.72%
Class C	1.72%
Class S	.72%
Institutional Class	.72%

Administration Fee. Effective June 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 through November 30, 2006, the Advisor received an Administration Fee of $422,769, of which $71,604 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP (through July 14, 2006) and Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended November 30, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2006
Class A	$ 41,594	$ 3,472	$ 20,008
Class B	12,839	3,083	4,510
Class C	12,768	2,974	4,053
Class AARP	7,000	3,153	—
Class S	181,983	97,039	27,633
Institutional Class	684	5	1,118
	$ 256,868	$ 109,726	$ 57,322

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended November 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2006
Class B	$ 181,636	$ 31,253
Class C	234,771	38,200
	$ 416,407	$ 69,453

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2006	Annualized Effective Rate
Class A	$ 219,528	$ 41,265.24%
Class B	58,063	7,725.24%
Class C	76,046	15,701.24%
	$ 353,637	$ 64,691

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2006 aggregated $56,720.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2006, the CDSC for Class B and Class C aggregated $56,720 and $3,142, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended November 30, 2006, DWS-SDI received $2,649 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended November 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $15,920, of which $8,640 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo were phased out in 2006.

D. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Expense Reductions

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2006, the Fund's custodian fees were reduced by $109 and $15,041, respectively, for custody and transfer agent credits earned.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2006		Year Ended May 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,775,280	$ 22,857,772	3,568,034	$ 45,822,100
Class B	90,199	1,163,335	314,649	4,043,691
Class C	329,828	4,253,371	990,603	12,729,275
Class AARP	105,489	1,345,354	1,293,298	16,605,561
Class S	4,432,981	57,305,458	5,332,079	68,496,008
Institutional Class	31,569	407,610	234,734	3,015,600
		$ 87,332,900		$ 150,712,235
Shares issued to shareholders in reinvestment of distributions
Class A	192,527	$ 2,479,979	388,657	$ 4,991,535
Class B	35,421	456,147	76,631	984,687
Class C	51,368	661,923	104,150	1,338,371
Class AARP	12,772	162,077	133,816	1,719,541
Class S	621,870	8,021,285	1,160,586	14,921,419
Institutional Class	5,766	74,388	2,558	32,793
		$ 11,855,799		$ 23,988,346
Shares redeemed
Class A	(1,694,778)	$ (21,796,368)	(3,974,411)	$ (50,969,287)
Class B	(445,174)	(5,735,761)	(696,100)	(8,939,943)
Class C	(717,887)	(9,266,983)	(1,021,704)	(13,116,058)
Class AARP	(91,722)	(1,168,976)	(769,431)	(9,868,202)
Class S	(2,907,217)	(37,462,724)	(7,323,993)	(93,988,109)
Institutional Class	(13,172)	(170,539)	(20,998)	(269,643)
		$ (75,601,351)		$ (177,151,242)
Shares converted*
Class AARP	(4,985,296)	$ (63,578,037)	—	$ —
Class S	4,982,561	63,578,037	—	—
		$ —		$ —
Redemption fees		$ 328		$ 8,574
Net increase (decrease)
Class A	273,029	$ 3,541,410	(17,720)	$ (153,512)
Class B	(319,554)	(4,116,273)	(304,820)	(3,911,563)
Class C	(336,691)	(4,351,689)	73,049	951,589
Class AARP	(4,958,757)	(63,239,418)	657,683	8,459,508
Class S	7,130,195	91,442,187	(831,328)	(10,566,859)
Institutional Class	24,163	311,459	216,294	2,778,750
		$ 23,587,676		$ (2,442,087)
* On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006 and these shares are no longer offered.

H. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DeAM, Inc.") and Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DeAM, Inc. and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DeAM, Inc. and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DeAM, Inc. and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS High Yield Tax Free Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees. ("Number of Votes" represents all funds that are series of DWS Municipal Trust.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	398,427,388.794	14,910,286.909
Dawn-Marie Driscoll	398,547,823.407	14,789,852.296
Keith R. Fox	398,603,100.489	14,734,575.214
Kenneth C. Froewiss	398,471,580.537	14,866,095.166
Martin J. Gruber	398,241,707.878	15,095.967.825
Richard J. Herring	398,413,658.458	14,924,017.245
Graham E. Jones	398,277,770.609	15,059,905.094
Rebecca W. Rimel	398,575,790.193	14,761,885.510
Philip Saunders, Jr.	398,377,368.962	14,960,306.741
William N. Searcy, Jr.	398,655,233.476	14,682,442.227
Jean Gleason Stromberg	398,477,592.998	14,860,082.705
Carl W. Vogt	397,959,556.604	15,378,119.099
Axel Schwarzer	398,598,027.674	14,739,648.029

II-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
37,582,551.374	1,703,562.864	1,687,611.080	8,132,192.000

II-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
36,910,011.369	2,341.625.158	1,722,088.791	8,132,192.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
37,216,297.825	1,990,927.586	1,766,499.907	8,132,192.000

IV-A. Approval of Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Municipal Trust.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
327,741,040.378	14,224,068.278	17,302,295.047	54,070,272.000

The Meeting was reconvened on August 31, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below):

IV-B. Approval of Further Amendments to the Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Municipal Trust.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
352,968,740.253	17,661,451.618	17,955,802.750	46,481,745.000
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DeIM in September 2006. The Fund's current investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DeIM helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2006, the Fund's performance (Class S shares) was in the 3rd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended June 30, 2006. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DeIM and its affiliates as a result of DeIM's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DeIM, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DeIM and its affiliates) research services from third parties that are generally useful to DeIM and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	NOTAX	NOTBX	NOTCX	NOTIX
CUSIP Number	23337W-105	23337W-204	23337W-303	23337W-600
Fund Number	152	252	352	512
For shareholders of Class S
Automated Information Lines	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SHYTX
Fund Number	2008

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Management of the Registrant has determined that as of and prior to November 30, 2006, the Registrant had a material weakness in its internal control over financial reporting related to the review, analysis and determination of whether certain transfers of municipal securities qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140. Since November 30, 2006, but prior to the date of this filing, management has revised its internal control over financial reporting to improve the effectiveness of the controls to ensure that transactions in transfers of municipal securities are accounted for properly.

Management notes that other investment companies investing in similar investments over the same time periods had been accounting for such investments in a similar manner as the Registrant. Accordingly, other investment companies are also concluding that there was a material weakness in their internal control over financial reporting of such investments.

(b)

There have been no changes in the Registrant's internal control over financial reporting that occurred during the Registrant’s second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, as discussed above, subsequent to November 30, 2006, the Registrant's internal control over financial reporting was enhanced.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Yield Tax Free Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS High Yield Tax Free Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 26, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 26, 2007